UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 18, 2013 (February 14, 2013)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On February 27, 2013, Coronus entered into two Facilities Study Agreements (the “FAS Agreements for Adelanto West 1 and 2”) with Southern California Edison (“SCE”). The FAS Agreements for Adelanto West 1 and 2 relates to Coronus’ application for interconnection service and the CREST tariff for two 1.5 MW solar PV systems on the 40 acre parcel of vacant land, situated in the City of Adelanto, California, Coronus acquired on April 19, 2012. The FAS Agreements for Adelanto West 1 and 2 set forth the terms and conditions for SCE to perform a facilities study to determine the impacts that would result from interconnecting the Adelanto West 1 and 2 Projects and the adequacy of SCE’s electrical system to accommodate the Adelanto West 1 and 2 Projects. In addition, SCE shall make a refined determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the Adelanto West 1 and 2 Projects. The estimated cost of the FAS Agreements for the Adelanto West 1 and 2 Projects is $15,000 per FAS Agreement. On entering into the FAS Agreements for Adelanto West 1 and 2, Coronus paid SCE $30,000 in deposits.

As reported in our Form 8-K filed with the SEC on February 13, 2013, on January 31, 2013, the parties amended the mechanics of the draw dates and amounts under the Loan we entered into with Clean Focus on December 20, 2012. Under the amended mechanics, Coronus is to provide Clean Focus with invoices, supportive of the schedule, and Clean Focus is to make the required payments direct to the payee, when due. But for one exception, all of the payments disclosed in this Form 8-K were paid directly by Clean Focus, under the Loan, on behalf of Coronus. The only exception is the payment Coronus made directly to Earthlight on March 11, 2013. Consistent with the original agreement with Earthlight, Coronus paid Earthlight its fee equal to 3%, or $30,000, of the originally scheduled principal amount of the final, February 28, 2013 Advance.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On March 5, 2013, Coronus completed the Vacant Land Purchase Agreement (the “Apple Valley East Re-Site Agreement (McGee)”), which Coronus entered into on February 8, 2013, as reported in our Form 8-K’s filed with the SEC on February 13, 2013. Under the Apple Valley East Re-Site Agreement (McGee), Coronus acquired a 8.91 acre parcel of vacant land, situated east of Apple Valley, in the County of San Bernardino, California, from the McGee Living Trust. The purchase price Coronus paid was $100,000, all cash.

ITEM 7.01          REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced today Coronus’ entry into the FAS Agreement for Adelanto West 1 and 2. As disclosed above under Item 1.02, we announced Coronus’ completion of the Apple Valley East Re-Site Agreement (McGee) Vacant Land Purchase Agreements. As disclosed below under Item 8.01, we announced Coronus’ postings with SCE of the Adelanto West PPAs Development Securities and the Yucca Valley East 3 PPA Development Security. Additionally, as disclosed below under Item 8.01, we announced Coronus’ postings with SCE of the initial interconnection financial securities for solar PV projects Coronus Adelanto West 1 and 2, solar PV project Coronus Yucca Valley East 3, and solar PV projects Coronus Yucca Valley East 1 and 2. Lastly, as disclosed below under Item 8.01, we announced Coronus’ postings with SCE of the second interconnection financial securities for solar PV projects Coronus 29-Palms North 2 and 3.

ITEM 8.01          OTHER EVENTS.

As reported in our Form 8-K filed with the SEC on January 22, 2013, on January 15, 2013 (the “Adelanto West PPAs Effective Date”), our wholly-owned subsidiaries, Coronus Adelanto West 1 LLC and Coronus Adelanto West 2 LLC, entered into two identical Power Purchase Agreements (the “Adelanto West PPAs”) with SCE. As we reported, on or before the thirtieth day following the Adelanto West PPAs Effective Date, we were required to post and maintain with SCE development fees (the “Adelanto West PPAs Development Securities”) equal to $37,604 per Adelanto West PPA. On February 14, 2013, we posted the Adelanto West PPAs Development Securities.

As reported in our Form 8-K filed with the SEC on January 22, 2013, on January 15, 2013 (the “Yucca Valley East 3 PPA Effective Date”), our wholly-owned subsidiary, Coronus Yucca Valley East 3 LLC entered into a Power Purchase Agreement (the “Yucca Valley East 3 PPA”) with SCE. As we reported, on or before the thirtieth day following the Yucca Valley East 3 PPA Effective Date, we were required to post and maintain with SCE a development fee (the “Yucca Valley East 3 PPA Development Security”) equal to $37,604. On February 14, 2013, we posted the Yucca Valley East 3 PPA Development Security.

On February 14, 2013, pursuant to the SCE interconnection requests for solar PV projects Coronus Adelanto West 1 and 2, Coronus posted with SCE the initial interconnection financial securities, in the amounts of $36,660 and $38,260, respectively. The posting amounts for the Coronus Adelanto West 1 and 2 projects were determined by the results of the System Impact Studies Coronus entered into with SCE on April 13, 2012, which we reported in our Form 8-K filed with the SEC on April 20, 2012.

On February 14, 2013, pursuant to the SCE interconnection request for solar PV project Coronus Yucca Valley East 3, Coronus posted with SCE the initial interconnection financial security, in the amount of $84,500. The posting amount for the Coronus Yucca Valley East 3 project was determined by the results of the System Impact Study Coronus entered into with SCE on June 25, 2012, which we reported in our Form 8-K filed with the SEC on June 26, 2012.

On February 20, 2013, pursuant to the SCE interconnection requests for solar PV projects Coronus 29-Palms North 2 and 3, Coronus posted with SCE the second interconnection financial securities, in the amounts of $156,350 and $126,050, respectively. The posting amount for the Coronus 29-Palms North 2 project was determined by the results of the Combined System Impact and Facility Study Coronus entered into with SCE on June 16, 2011, which we reported in our Form 8-K filed with the SEC on June 21, 2011. The posting amount for the Coronus 29-Palms North 3 project was determined by the results of the System Impact Study Coronus entered into with SCE on February 29, 2012, which we reported in our Form 8-K filed with the SEC on March 5, 2012.

On February 25, 2013, pursuant to the SCE interconnection requests for solar PV projects Coronus Yucca Valley East 1 and 2, Coronus posted with SCE the initial interconnection financial securities, in the amounts of $25,300 and $69,980, respectively. The posting amounts for the Coronus Yucca Valley East 1 and 2 projects were determined by the results of the System Impact Studies Coronus entered into with SCE on February 2, 2012, which we reported in our Form 8-K filed with the SEC on February 8, 2012.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of March, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors